Exhibit 10.1

September 28, 2007

InfoTech USA, Inc.

Attn: J. Robert Patterson

7 Kingsbridge Road

Fairfield, NJ 07004

973-227-8772

Re:	Letter of Credit No. NZS536153
Applicant: Info Tech USA, Inc.

Dear Robert:

Ingram Micro Inc. is authorizing the cancellation of the Letter of Credit issued by Wells Fargo Bank, N.A., copy of which is attached.

Subsequently, we are reduced the credit limit to $250K form $500K.

Very truly yours,

/s/ Chris Sweeney

Chris Sweeney

Director of Credit

Enc.

INGRAM MICRO INC.

1759 Wehrle Drive

Williamsville, NY 14221-7887

(716) 633-3600

www.ingrammicro.com